UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): September 19, 2008

Cape Fear Bank Corporation

(Exact name of registrant specified in its charter)

North Carolina	000-51513	20-3035898
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1117 Military Cutoff Road Wilmington, North Carolina	28405
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code    (910) 509-2000

[not applicable]

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02(b)	Resignation of a director and principal executive officer

Effective September 19, 2008, J. Cameron Coburn resigned from his positions as President, Chief Executive Officer, and a director of Cape Fear Bank Corporation (the “Corporation”) and its banking subsidiary, Cape Fear Bank (the “Bank”). Mr. Coburn had served as the Bank’s President and Chief Executive Officer since 2000. He formed the Bank’s organizing group during 1997 and, prior to his election as President, served as Executive Vice President and Chief Operating Officer of the Bank since the Bank was incorporated in 1998.

The Corporation, the Bank, and Mr. Coburn entered into a Resignation Agreement effective on September 19, 2008 (the “Resignation Agreement”), memorializing the terms of Mr. Coburn’s separation, including customary mutual releases of liability and a statement of severance and other benefits owing to Mr. Coburn under his November 22, 2006 Amended Employment Agreement with the Corporation and the Bank (the “Amended Employment Agreement”), under his June 23, 2005 Salary Continuation Agreement with the Bank (the “Salary Continuation Agreement”), and under his June 23, 2005 Endorsement Split Dollar Agreement with the Bank (the “Endorsement Split Dollar Agreement”). The severance payments and other benefits provided to Mr. Coburn under the Resignation Agreement consist of the following –

•

cash severance in the approximate amount of $570,139, which, under Section 4.4(a) of Mr. Coburn’s Amended Employment Agreement, is the equivalent of continued base salary for the 27-month remaining term of the Amended Employment Agreement, payable in a single lump sum on March 19, 2009,

•

a cash payment in the approximate amount of $56,731 representing all accrued but unused vacation under Section 2.3 of the Amended Employment Agreement, payable in a single lump sum on the first regular payday following September 19, 2008,

•

a cash payment in the approximate amount of $17,163 equaling the present value of the Bank’s projected cost to maintain Mr. Coburn’s life insurance and medical insurance coverage for the 27-month remaining term under Section 4.5 of the Amended Employment Agreement, payable in a single lump sum on March 19, 2009,

•

a cash payment of approximately $243,417 representing the amount accrued and expensed to date by the Bank for the early termination benefit under Section 2.2 of Mr. Coburn’s Salary Continuation Agreement, payable in a single lump sum on March 19, 2009,

•

a cash payment in the approximate amount of $102,443 representing the amount accrued and expensed to date by the Bank under the Endorsement Split Dollar Agreement, payable in a single lump sum on the first regular payday following September 19, 2008. In exchange for this payment, Mr. Coburn and his beneficiaries forfeit and disclaim any right to receive death proceeds under the Endorsement Split Dollar Agreement, and

•	reimbursement for up to $35,000 in documented out-of-pocket legal fees and expenses reasonably incurred in connection with the Resignation Agreement.

The Resignation Agreement also contains a provision prohibiting Mr. Coburn from competing with or soliciting employees of the Corporation and the Bank for 6 months.

The summary of the Resignation Agreement between the Corporation, the Bank, and Mr. Coburn described above is qualified in its entirety by reference to the form of the agreement attached hereto as Exhibit 10.01 and incorporated herein by reference. In addition, Mr. Coburn’s Amended Employment Agreement, Salary Continuation Agreement, and Endorsement Split Dollar Agreement are included as exhibits in previous filings made by the Corporation. Reference is made to those exhibits for additional information concerning Mr. Coburn’s severance and benefit arrangements, and those exhibits are also incorporated by reference herein.

Item 5.02(c)	Appointment of a new principal executive officer

On September 19, 2008, the Board appointed A. Mark Tyler, age 43, to serve as interim President and Chief Executive Officer of the Corporation and the Bank until a permanent replacement is found. Mr. Tyler replaces Mr. J. Cameron Coburn in these positions. Since December 2006, Mr. Tyler served as the Corporation’s Senior Vice President. He has served as the Bank’s Senior Vice President and Business Banking Manager since 2003, and became the Corporation’s and the Bank’s Chief Banking Officer in February, 2007. He previously served as the Bank’s Vice President and Business Banking Officer from 1999 to 2003, and has been employed with the Bank since 1999.

There are no arrangements between Mr. Tyler and any other persons regarding his appointment as President and Chief Executive Officer, and there are no applicable transactions between Mr. Tyler and the Corporation under Regulation S-K Item 404(a). Mr. Tyler does not have a family relationship with any of the Corporation’s directors or executive officers.

A copy of the press release announcing Mr. Tyler’s appointment as interim President and Chief Executive Officer and Mr. Coburn’s resignation is attached as Exhibit 99.01 to this Current Report on Form 8-K.

Item 9.01(d)	Exhibits

Exhibit No.	Description of Exhibit

10.01	Resignation Agreement between Cape Fear Bank Corporation, Cape Fear Bank, and John Cameron Coburn dated September 19, 2008

10.02	Amended Employment Agreement dated November 22, 2006, between Cape Fear Bank Corporation, Cape Fear Bank, and J. Cameron Coburn (incorporated by reference to our Current Report on Form 8-K dated November 22, 2006)

10.03	Endorsement Split Dollar Agreement dated June 23, 2005, between Bank of Wilmington and John Cameron Coburn (incorporated by reference to our September 30, 2005 Quarterly Report on Form 10-QSB)

10.04	Salary Continuation Agreement dated June 23, 2005, between Bank of Wilmington and John Cameron Coburn (incorporated by reference to our September 30, 2005 Quarterly Report on Form 10-QSB)

99.01	September 23, 2008 press release

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cape Fear Bank Corporation

Date: September 23, 2008	/s/ Betty V. Norris
Betty V. Norris Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION

10.01	Resignation Agreement between Cape Fear Bank Corporation, Cape Fear Bank, and John Cameron Coburn dated September 19, 2008

10.02	Amended Employment Agreement dated November 22, 2006, between Cape Fear Bank Corporation, Cape Fear Bank, and J. Cameron Coburn (incorporated by reference to our Current Report on Form 8-K dated November 22, 2006)

10.03	Endorsement Split Dollar Agreement dated June 23, 2005, between Bank of Wilmington and J. Cameron Coburn (incorporated by reference to our September 30, 2005 Quarterly Report on Form 10-QSB)

10.04	Salary Continuation Agreement dated June 23, 2005, between Bank of Wilmington and John Cameron Coburn (incorporated by reference to our September 30, 2005 Quarterly Report on Form 10-QSB)

99.01	September 23, 2008 press release